UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 26, 2006

MEXICAN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-28234	76-0493269
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1135 EDGEBROOK	77034-1899
HOUSTON, TEXAS	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (713) 943-7574

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant number under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 15, 2006, Lou Neeb was named the new Chief Executive Officer of Mexican Restaurants, Inc., replacing Curt Glowacki, who resigned as Chief Executive Officer and President of the Company. As previously disclosed, Mr. Glowacki’s resignation was not the result of any disagreement between Mr. Glowacki and the Company regarding any matter relating to the Company’s operations, policies or practices.

Upon taking the CEO position, Mr. Neeb, previously an independent director and a member of the Company’s Audit Committee, stepped down as a member of the Audit Committee in order to comply with Nasdaq’s audit committee requirements as set forth in Nasdaq Marketplace Rule 4350, leaving two directors on that committee. The Company notified the Nasdaq Staff of this event by letter of December 21, 2006. The Company was then formally notified by Nasdaq by a Nasdaq Staff Deficiency Letter on December 26, 2006 of Nasdaq’s receipt of the Company’s letter and of the Company’s failure to keep in compliance with Nasdaq’s requirement for listed issuers to have an audit committee comprised of at least three directors, all of whom must be independent within the meaning of the Nasdaq Marketplace Rules as set forth in Marketplace Rule 4350. A copy of the December 26, 2006 letter from the Nasdaq Staff is attached hereto as Exhibit 99.1. Consistent with Nasdaq Marketplace Rule 4350(d)(4), in its letter Nasdaq provided the Company with a cure period in order to regain compliance until the earlier of the Company’s next annual shareholders’ meeting or December 15, 2007. A special committee of the Company’s Board of Directors to conduct a search for a new Chief Executive Officer, and an independent director if an existing independent director is unable to serve on the Audit Committee, is in the process of being selected by the Board.

A copy of the Company’s press release with respect to this matter is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number          Description

99.1	Letter from Nasdaq Stock Market to Mexican Restaurants, Inc. dated December 26, 2006.
99.2	Mexican Restaurants, Inc. press release dated December 29, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2006

                                                   MEXICAN RESTAURANTS, INC.

                                                    By: /s/ ANDREW J. DENNARD
                                                   Andrew J. Dennard
                                                   Exec. Vice President, Chief
                                                           Financial Officer, Treasurer and
                                                           Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number Description

99.1	Letter from Nasdaq Stock Market to Mexican Restaurants, Inc. dated December 26, 2006
          99.2          Mexican Restaurants, Inc. press release dated December 29, 2006